 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: January 11, 2010

ELEPHANT TALK COMMUNICATIONS, INC.
(Exact name of registrant as specified in Charter)

California	000-30061	95-4557538
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

Schiphol Boulevard 249, 1118 BH Schiphol, The Netherlands

(Address of Principal Executive Offices)                                               (Zip Code)

Registrant's telephone number, including area code (31 0 20 653 5916)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01            Other Events.

On January 5, 2010, Elephant Talk Communications, Inc. (“ElephantTalk” or, the “Company”) was notified of a lawsuit filed against it by Bruce Barren, a former Vice Chairman of the Company who resigned on May 28, 2009.  The lawsuit claims that in connection with his resignation, the Company breached certain agreements between him and the Company and unfairly profited from this relationship.

ElephantTalk has reviewed these claims and believes that the lawsuit is totally without merit. Barren resigned as a director prior to the end of his term and agreed to forfeit a portion of stock that was granted to him at the commencement of his service as a director.

When he resigned as a director, he sent a letter to the Company stating that he had no disagreements with the Company. On June 4, 2009, the Company filed a Form 8-K with respect to his resignation.

On September 8, 2009, Barren signed a full general release of claims, releasing the Company from any and all liability with respect to his association with the Company, including any liability for the claims that are the subject of his lawsuit. ElephantTalk intends to vigorously defend itself against these claims and is confident that it acted appropriately at all times in its relationship with Barren. ElephantTalk believes that the final resolution of these claims will not have any material impact on the Company’s results of operations, financial position or cash flows.

Forward Looking Statements

This Form 8-K (the “Filing”) contains forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in this Filing the words “believe” and “intend” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors and our operations and results of operations. Should one or more of these uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements and except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEPHANT TALK COMMUNICATIONS, INC.

/s/ Steven van der Velden
Name: Steven van der Velden
Title: President and Chief Executive Officer

Dated:  January 11, 2010